Stock-Based Compensation	12 Months Ended
Jun. 30, 2021
Share-based Payment Arrangement [Abstract]
Stock-Based Compensation

Note 6 – Stock-Based Compensation

The Company’s Equity Incentive Plan (the “Plan”) permits the grant of stock options, stock appreciation rights, restricted stock, or restricted stock units to officers, employees, directors, consultants, agents, and independent contractors of the Company. The company believes that such awards better align the interests of its employees, directors, and consultants with those of its stockholders. Option awards are generally granted with an exercise price equal to the fair value of the Company’s stock at the date of grant; the vesting period of these awards range from two to five years from the grant date, and these awards generally have ten-year contractual terms. Certain option awards provide for accelerated vesting (as defined in the Plan).

The Company has reserved 4,600,000 shares of common stock to be available for granting under the Plan.

The Company issued 340,278 restricted shares of common stock in exchange for consulting services provided to the Company through June 30, 2020. The expense was recognized ratably over the term of the consulting contract, included in general and administrative expenses and recorded as a capital contribution and amounted to approximately $82,250 during the year ended June 30, 2020.

The Company estimates the fair value of each option award using a BSM that uses the weighted-average assumptions included in the table in Note 5. Expected volatilities are based on historical volatility of comparable companies. The Company uses historical data to estimate option exercise within the valuation model, or estimates the expected option exercise when historical data is unavailable. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The company has not paid any dividends on common stock since its inception and does not anticipate paying dividends on its common stock in the foreseeable future. When calculating the amount of annual compensation expense, the Company has elected not to estimate forfeitures and instead accounts for forfeitures as they occur.

A summary of option activity for the years ended June 30, 2021 and June 30, 2020 is presented below:

Options	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)

Outstanding at July 1, 2019	1,091,833	$1.50	8.90
Granted	1,907,000	2.00	9.76
Exercised	(36,000)	1.50
Outstanding at June 30, 2020	2,962,833	1.82	9.06
Outstanding at July 1, 2020	2,962,833	1.82	9.06
Granted	566,000	2.97	9.65
Terminated	(306,708)	2.45
Outstanding at June 30, 2021	3,222,125	1.96	8.34
Vested or expected to vest at June 30, 2021	3,222,125	1.96	8.34
Exercisable at June 30, 2021	1,969,526	1.78	7.87

The weighted-average grant-date fair value of options granted during the years ended June 30, 2021 and 2020 was $1.29 and $0.88, respectively. The options contained time-based vesting conditions satisfied over periods from two to five years from the grant date. During the years ended June 30, 2021 and 2020, the company issued 566,000 options and 1,907,000 options respectively. During the year ended June 30, 2021 no options were exercised, compared to 36,000 options exercised during the year ended June 30, 2020. During the year ended June 30, 2021, 306,708 options were terminated.

The Company recognized $876,295 and $555,048 of expense related to the Plan for the year ended June 30, 2021 and 2020, respectively. All of the expense for the year ended June 30, 2021 related to stock options. The expense is comprised of $82,250 for consulting services settled in restricted shares and $472,798 related to stock options for the period June 30, 2020.

As of June 30, 2021, there was approximately $1,129,000 of total unrecognized compensation cost for employees and non-employees related to nonvested options. That cost is expected to be recognized over a weighted-average period of 1 year.